SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

American Capital Senior Floating, Ltd.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AMERICAN CAPITAL SENIOR FLOATING, LTD.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 20, 2015

DATE AND TIME:	Wednesday, May 20, 2015, at 9:00 a.m., Eastern Time

PLACE:	The Company’s offices at 2 Bethesda Metro Center, 12th Floor, Bethesda, Maryland 20814

ITEMS OF BUSINESS:	1)	To elect the Board of Directors, with each director serving a one-year term and until his or her successor is duly elected and qualified;

2)	To ratify the appointment of Ernst & Young LLP to serve as our independent public accountant for the year ending December 31, 2015; and

3)	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

In addition, there will be a presentation on our business and stockholders will have an opportunity to ask questions.

WHO CAN VOTE:	You are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the Annual Meeting if you were a common stockholder of record at the close of business on March 23, 2015.

VOTING:	Your vote is important and we urge you to vote. You may vote in person at the Annual Meeting, by telephone, through the internet or by mailing your completed proxy card (or voting instruction form, if you hold your shares through a broker, bank or other nominee). See Question 5 of “Questions and Answers About the 2015 Annual Meeting and Voting” in the accompanying proxy statement for additional information regarding voting.

MEETING ADMISSION:	If you wish to attend the Annual Meeting in person, we request that you register in advance with our Investor Relations department by following the instructions set forth in response to Question 14 of “Questions and Answers About the 2015 Annual Meeting and Voting” in the accompanying proxy statement.

DATE OF DISTRIBUTION:	This notice, the proxy statement, the accompanying proxy card and our annual report to stockholders, which includes our annual report on Form 10-K with audited financial statements for the year ended December 31, 2014, are first being sent to our common stockholders on or about April 8, 2015.

BY ORDER OF THE BOARD OF DIRECTORS,

Samuel A. Flax

Executive Vice President, Chief Compliance Officer and Secretary

April 8, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2015

This proxy statement and our annual report to stockholders, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2014, are available free of charge on the internet at www.ACSF.com/2015proxymaterials.

PROXY STATEMENT

This proxy statement contains information about the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of American Capital Senior Floating, Ltd., a Maryland corporation (“ACSF,” the “Company,” “we” and “us”).

AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement    i

QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS

ABOUT THE 2015 ANNUAL MEETING AND VOTING

1.	WHY DID I RECEIVE THESE PROXY MATERIALS?

Our Board of Directors is furnishing this proxy statement to you to solicit proxies on its behalf to be voted at the Annual Meeting on Wednesday, May 20, 2015, at 9:00 a.m., Eastern Time, at the Company’s offices at 2 Bethesda Metro Center, 12th Floor, Bethesda, Maryland 20814. The proxies also may be voted at any adjournments or postponements of the meeting.

All properly executed written proxies, and all properly completed proxies submitted by telephone or by the internet, that are timely delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the completion of voting at the meeting.

2.	WHAT IS A PROXY?

It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Justin Cressall and Christina Houghton have been designated as proxies by the Board of Directors for the Annual Meeting.

3.	WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

The record date for the Annual Meeting is March 23, 2015 (the “record date”). The record date is established by the Board of Directors and only common stockholders of record at the close of business on the record date are entitled to:

a.	receive notice of the meeting; and
b.	vote at the meeting and any adjournments or postponements of the meeting.

Each common stockholder of record on the record date is entitled to one vote for each share of common stock held. On the record date, there were 10,000,100 shares of common stock outstanding.

4.	WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A STOCKHOLDER WHO HOLDS STOCK IN STREET NAME?

If your shares of common stock are registered in your name on the books and records of our transfer agent, you are a common stockholder of record.

If your shares of common stock are held for you through an intermediary in the name of your broker, bank or other nominee, your shares are held in street name. The answer to Question 10 below describes brokers’ discretionary voting authority and when your broker, bank or other nominee is permitted to vote your shares of common stock without instructions from you. For shares held through a benefit or compensation plan or a broker, bank or other nominee, you may vote by submitting voting instructions to your plan trustee, broker, bank or nominee. If you attend the Annual Meeting, you may withdraw your proxy and vote in person.

It is important that you vote your shares of common stock if you are a stockholder of record and, if you hold shares in street name, that you provide appropriate voting instructions to your broker, bank or other nominee as discussed in the answer to Question 10 below.

5.	WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

You may submit your proxy or vote your shares of our common stock by any of the following methods:

By Telephone or the Internet—Common stockholders can vote their shares via telephone or the internet as instructed in the proxy card or the voting instruction form. The telephone and internet procedures are designed to authenticate a stockholder’s identity, to allow common stockholders to vote their shares and to confirm that their instructions have been properly recorded.

By Mail—A common stockholder who receives a paper proxy card or voting instruction form or requests a paper proxy card or voting instruction form by telephone or internet may elect to vote by mail and should complete, sign and date the proxy card or voting instruction form and mail it in the pre-addressed envelope that accompanies the delivery of the proxy card or voting instruction form. For common stockholders of record, proxy cards submitted by mail must be received by the date and time of the Annual Meeting. For common stockholders who hold their shares through an intermediary, such as a broker, bank or other nominee, the voting instruction form submitted by mail must be mailed by the deadline imposed by your broker, bank or other nominee for your shares to be voted.

In Person—Shares of common stock held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares of common stock held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a “legal” proxy from

AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement    1

QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL MEETING AND VOTING

the broker, bank or other nominee that holds your shares giving you the right to vote the shares and bring that “legal” proxy to the meeting.

6.	WHAT ITEMS WILL BE VOTED ON AT THE ANNUAL MEETING?

Proposal	Board Recommendations
1) Election of five directors, each to serve a one-year term	FOR each of the nominees
2) Ratification of the appointment of Ernst & Young LLP to serve as our independent public accountant for the year ending December 31, 2015	FOR

The Board of Directors does not intend to bring other matters before the Annual Meeting except items incidental to the conduct of the meeting. However, on all other matters properly brought before the meeting, or any adjournments or postponements thereof, by the Board of Directors or others, the persons named as proxies in the accompanying proxy card, or their substitutes, will vote in accordance with their discretion.

7.	WHO COUNTS THE VOTES?

Our transfer agent will receive and tabulate the proxies and certify the results.

8.	WHAT IF A STOCKHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

Stockholders should specify their voting choice for each matter on the accompanying proxy. If no specification is made, such shares will be voted “FOR” the election of the five director nominees and “FOR” the ratification of Ernst & Young LLP as our independent public accountant for the year ending December 31, 2015.

9.	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares.

We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Computershare Investor Services. Computershare’s address is P.O. Box 30170 College Station, TX 77842-3170; you can reach Computershare at 1-800-733-5001 (from within the United States or Canada) or 781-575-3400 (from outside the United States or Canada).

10.	WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

Stockholders of Record—If you are a stockholder of record (see Question 4 above), your shares of common stock will not be voted if you do not provide your proxy unless you vote in person at the Annual Meeting. It is important that you vote your shares.

Street Name Holders—If your shares of common stock are held in street name (see Question 4 above) and you do not provide your signed and dated voting instruction form to your broker, bank or other nominee, your shares may be voted by your broker, bank or other nominee but only under certain circumstances. Specifically, under applicable rules, shares held in the name of your broker, bank or other nominee may be voted by your broker, bank or other nominee on certain “routine” matters if you do not provide voting instructions.

The only proposal to be voted on at the Annual Meeting that is considered a “routine” matter for which brokers, banks or other nominees may vote uninstructed shares is the ratification of the appointment of Ernst & Young LLP as the Company’s independent public accountant. The other proposal (specifically, the election of director nominees) is not considered “routine” under applicable rules, so the broker, bank or other nominee cannot vote your shares on this proposal unless you provide to the broker, bank or other nominee voting instructions for this matter. If you do not provide voting instructions on a non-routine matter, your shares of common stock will not be voted on the matter, which is referred to as a “broker non-vote.” It is, therefore, important that you vote your shares.

11.	ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

Abstentions and broker non-votes will not be counted as votes cast and will not affect the outcome of the vote at the Annual Meeting, although they will be considered present for the purpose of determining the presence of a quorum. See Question 10 above for more information about broker non-votes.

12.	HOW CAN I REVOKE A PROXY?

The enclosed proxy is solicited on behalf of the Board of Directors and is revocable at any time prior to the voting of the proxy, by the filing of an instrument revoking it, or a

2    AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL MEETING AND VOTING

duly executed proxy bearing a later date, with our Secretary, addressed to our principal executive offices at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814. In the event that you attend the Annual Meeting, you may revoke your proxy and cast your vote personally at the meeting.

13.	WHO WILL PAY THE COST OF THIS PROXY SOLICITATION?

We will bear the cost of soliciting proxies on the accompanying form. In addition to the use of mail, our officers and American Capital ACSF Management, LLC (our “Manager”) may solicit proxies by telephone or facsimile. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding our proxy materials to beneficial owners of our common stock.

14.	HOW DO I OBTAIN ADMISSION TO THE ANNUAL MEETING?

If you wish to attend the Annual Meeting in person, we request that you register in advance with our Investor Relations department either by email at IR@ACSF.com or by telephone at (301) 968-9310. Attendance at the Annual Meeting will be limited to persons presenting proof of stock ownership on the record date and picture identification. If you hold shares directly in your name as the stockholder of record, proof of ownership could include a copy of your account statement or a copy of your stock certificate(s). If you hold shares through an intermediary, such as a broker, bank or other nominee, proof of stock ownership could include a proxy from your broker, bank or other nominee or a copy of your brokerage or bank account statement.

15.	HOW MANY VOTES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

In order for us to conduct the Annual Meeting, common stockholders entitled to cast a majority of all the votes entitled to be cast as of March 23, 2015 must be present in person or by proxy at the meeting. This is referred to as a quorum. Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy by internet, telephone or mail. Abstentions and broker non-votes will be considered present for the purpose of determining whether a quorum is present.

AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement    3

BOARD AND GOVERNANCE MATTERS

BOARD AND GOVERNANCE MATTERS

Our Board of Directors is currently comprised of three independent directors and two affiliated directors, Malon Wilkus and Stan Lundine. The following table sets forth the current members of our Board of Directors and their committee membership, if any:

Name	Director Since	Audit and Compliance(1)	Compensation and Corporate Governance(2)
Malon Wilkus	2013
Stan Lundine	2014
Phyllis R. Caldwell*	2014	✓	Chair
Gil Crawford*	2014	✓	✓
Larry K. Harvey*	2014	Chair	✓

*	Director is “independent,” as defined in Rule 5605(a)(2) of The NASDAQ Global Select Market’s marketplace rules (the “NASDAQ rules”), and is not an “Interested Person” of ACSF, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

(1)	Each member of the Audit and Compliance Committee is “independent,” as defined in Rules 5605(a)(2) and 5605(c)(2) of the NASDAQ rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has determined that Mr. Harvey is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

(2)	Each member of the Compensation and Corporate Governance Committee is “independent,” as defined in Rules 5605(a)(2) and 5605(d)(2) of the NASDAQ rules.

Board Leadership Structure

Mr. Wilkus has served as our Chair and Chief Executive Officer since our incorporation in February 2013. We believe that combining the positions of Chair and Chief Executive Officer is the best corporate governance leadership structure for us at this time because it permits clear accountability, effective decision-making and alignment on corporate strategy.

Although we believe that it is more effective for us to combine the positions of Chair and Chief Executive Officer, we recognize the importance of strong independent leadership on the Board. We believe that our Board’s independent oversight continues to be substantial. Our Board of Directors has determined that all of the current directors, except Messrs. Wilkus and Lundine, are “independent” as defined in the NASDAQ rules. Similarly, only Messrs. Wilkus and Lundine are “Interested Persons” of ACSF under the 1940 Act.

It is our Board’s policy as a matter of good corporate governance to have a majority of our directors who are not “Interested Persons” meet regularly without persons who are members of management or employee directors present to facilitate the Board’s effective independent oversight of management. These directors periodically designate a director who is “independent,” as defined in the NASDAQ rules, to serve as the “lead independent director” and preside at these meetings. Presently, our disinterested directors meet during our Board’s quarterly in-person meetings and may hold additional meetings at the request of the lead independent director or another disinterested director. The designation of a lead independent director is generally for a one-year term or until his or her successor is elected, and a lead independent director may be re-appointed at the end of a term. If the lead independent director is unavailable for a meeting, his or her immediate predecessor will serve as lead independent director for such meeting. Mr. Crawford is our current lead independent director.

Each of our Board’s Audit and Compliance Committee and Compensation and Corporate Governance Committee is composed entirely of independent directors. These independent committees of our Board also have the authority under their respective charters to hire independent advisors and consultants, at our expense, to assist them in performing their duties.

4    AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

BOARD AND GOVERNANCE MATTERS

Corporate Governance

Our Board of Directors has developed corporate governance practices to help it fulfill its responsibility to stockholders to oversee the work of management in the conduct of our business. The governance practices are memorialized in corporate governance guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of management. These guidelines, in conjunction with our charter (our “Charter”), Amended and Restated Bylaws (our “Bylaws”) and committee charters of the Audit and Compliance Committee and the Compensation and Corporate Governance Committee, form the framework for our governance. All of these documents are available in the Investor Relations section of our web site at www.ACSF.com.

CORPORATE GOVERNANCE HIGHLIGHTS:

¡    Annual election of directors

¡    Directors elected by majority, not plurality, voting

¡    Resignation policy for directors who do not receive a majority vote

¡    Three of five directors are independent

¡    Lead director is independent

¡    Regular meetings of independent directors without members of management or affiliated directors

¡   At least 87% attendance for Board and 100% attendance for committee meetings in 2014

¡    Comprehensive Code of Ethics and Conduct and Corporate Governance Guidelines

Committees of the Board of Directors

Our Board of Directors’ principal standing committees and their primary functions are described below.

Audit and Compliance Committee

This committee assists the Board of Directors in overseeing:

•	our accounting and financial reporting processes;

•	the integrity and audits of our financial statements;

•	our compliance with legal and regulatory requirements;

•	the qualifications and independence of our independent registered public accounting firm; and

•	the performance of our independent registered public accounting firm and any internal auditors.

In addition, the Audit and Compliance Committee reviews and provides a recommendation to the Board of Directors with regard to its approval of the valuations of our investments presented by management. In such review, the committee discusses the proposed valuations with our independent auditors and other relevant consultants. The Audit and Compliance Committee is also responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm and considering the range of audit and non-audit fees. The committee’s meetings include, whenever appropriate, executive sessions with each of our independent external auditors and our Manager’s internal auditors, without the presence of management.

Compensation and Corporate Governance Committee

This committee’s principal functions are to:

•	evaluate the performance of and compensation paid by us, if any, to our executive officers;

•	evaluate the performance of our Manager;

AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement    5

BOARD AND GOVERNANCE MATTERS

•

review the compensation and fees payable to our Manager under the management agreement with our Manager (which is described under “Board and Governance Matters—Certain Transactions with Related Persons”);

•	decide whether to renew or terminate the management agreement with our Manager;

•	evaluate the compensation and fees payable to the members of the Board of Directors;

•	administer any equity incentive plans that we may adopt, to the extent it is delegated authority by the Board of Directors;

•	review and assist with the development of our executive succession plans; and

•	produce a report on executive compensation required to be included in our proxy statement for our annual meetings.

The Compensation and Corporate Governance Committee also serves as the Board of Director’s standing nominating committee and as such performs the following functions:

•

identifying, recruiting and recommending to the Board of Directors qualified candidates for election as directors and recommending a slate of nominees for election as directors by our common stockholders at the annual meeting of stockholders;

•	developing and recommending to the Board of Directors corporate governance guidelines, including the committee’s selection criteria for director nominees;

•	reviewing and making recommendations on matters involving the general operation of the Board of Directors and our corporate governance;

•	recommending to the Board of Directors nominees for each committee of the Board of Directors; and

•	annually facilitating the assessment of the Board of Directors’ performance as a whole and of the individual directors and reports thereon to the Board of Directors.

Board and Committee Meetings

Under our Bylaws and Maryland law, the Board of Directors is permitted to take actions at regular or special meetings and by written consent. The Board of Directors generally holds regular quarterly meetings and meets on other occasions as necessary. The Board of Directors held eight meetings during 2014, one of which was held to approve the compensation and terms of the management agreement with our Manager. As noted above, the independent directors also met separately in executive sessions to discuss various matters, including our performance and the performance of our Manager.

Each of the Audit and Compliance Committee and the Compensation and Corporate Governance Committee schedules regular meetings to coincide with the quarterly in-person meetings of the Board of Directors and also meets at the request of senior management or at such other times as it determines. Our Secretary, in consultation with the chair of the committee, sets agendas for the meetings. Each committee reports regularly to the Board of Directors on its activities at the next regularly scheduled Board meeting following their committee meetings and when appropriate. During 2014, the Audit and Compliance Committee held four meetings and the Compensation and Corporate Governance Committee held one meeting.

Each of our directors attended at least 87% of the meetings of the Board of Directors and 100% of the meetings of the committees on which he or she served. Although we do not have a policy on director attendance at the Annual Meeting, directors are encouraged to attend the Annual Meeting.

Risk Oversight

One of the roles of our Board of Directors is being responsible for the general oversight of the Company, including the performance of our executive officers, our Manager and the Company’s risk management processes, to assure that the long-term interests of our stockholders are being served. In performing its risk oversight function, the Board, directly or through its standing committees, regularly reviews our material strategic, operational, financial, compensation and compliance risks with senior management. In particular, the Board receives updates at each regular meeting on the Company’s strategic plan, which addresses, among other things, the risks and opportunities facing us, as well as our investment platforms.

6    AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

BOARD AND GOVERNANCE MATTERS

The Board of Directors also recognizes the importance of effective executive leadership to our success and is actively engaged in overseeing the operational risks related to succession planning. The Board of Directors routinely discusses staffing for critical roles, and potential replacements for key personnel are given exposure to the Board of Directors during meetings and other events. In addition, the Board of Directors is regularly updated on the Manager’s strategies for recruiting, developing and retaining outstanding personnel at the Manager and its affiliates, as applicable.

The Board has delegated certain risk management oversight responsibility to its committees as follows:

•

Regulatory Compliance Risk:  The Board, both directly and through the Audit and Compliance Committee, receives regular reports from our Manager’s legal, accounting and internal audit representatives on regulatory matters, including the Company’s compliance with the business development company (“BDC”) qualification and leverage requirements under the Investment Company Act of 1940, compliance with our Code of Ethics and Conduct (“Code of Ethics”) and our Manager’s compliance with the Investment Advisers Act of 1940.

•

Financial and Accounting Risk:  The Audit and Compliance Committee oversees the Company’s management of its financial, accounting, internal controls and liquidity risks through regular meetings with our Chief Financial Officer, senior representatives of our Manager’s accounting, tax, auditing and legal departments and representatives of the Company’s independent public accountant.

•	Litigation Risk: The Compensation and Corporate Governance Committee monitors the Company’s litigation, if any.

•

Compensation and Benefit Plan Risk:  The Compensation and Corporate Governance Committee considers the extent to which our director compensation and any benefit plan programs that we may adopt may create risk for the Company.

•	Governance Risk: The Compensation and Corporate Governance Committee also oversees risks related to Board organization, membership and structure and corporate governance.

Director Compensation

We were incorporated in Maryland on February 6, 2013 and commenced operations on October 15, 2013. We completed our initial public offering (“IPO”) on January 22, 2014. Mr. Wilkus was appointed to the Board of Directors on February 6, 2013, and Ms. Caldwell and Messrs. Crawford, Harvey and Lundine were appointed to the Board of Directors on January 13, 2014 in connection with our IPO.

Any member of our Board of Directors who is an employee of the Company, American Capital, Ltd. (“American Capital”) or any of its affiliates, including our Manager, does not receive compensation from us for his or her Board service.

AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement    7

BOARD AND GOVERNANCE MATTERS

During 2014, each such non-employee director was paid a retainer for service on the Board of Directors at an annual rate of $60,000, payable quarterly in advance. In addition, the Chair of our Audit and Compliance Committee was paid a retainer at an annual rate of $15,000, the Chair of our Compensation and Corporate Governance Committee was paid an annual retainer of $10,000, and our lead independent director was paid an annual retainer of $10,000, each payable quarterly in advance. During 2014, directors were reimbursed for travel expenses incurred in connection with such Board and committee meetings and Board-related functions.

The following table sets forth the compensation received by each non-employee director during 2014:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Phyllis R. Caldwell	70,000	—	—	—	—	—	70,000
Gil Crawford	70,000	—	—	—	—	—	70,000
Larry K. Harvey	75,000	—	—	—	—	—	75,000
Stan Lundine	60,000	—	—	—	—	—	60,000

Director Nomination Process

Nominations for election to the Board of Directors may be made by the Compensation and Corporate Governance Committee of the Board of Directors, or by any common stockholder entitled to vote for the election of directors. Candidates recommended by common stockholders will be evaluated by the Compensation and Corporate Governance Committee under the same criteria that are applied to other candidates.

Board Membership Criteria

Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to the Board of Directors, the Compensation and Corporate Governance Committee endeavors to identify, recruit and nominate candidates based on the following eligibility and experience criteria: a candidate’s integrity and business ethics, strength of character, judgment, experience and independence, as well as factors relating to the composition of the Board of Directors, including its size and structure, the relative strengths and experience of current directors and principles of diversity, including diversity of experience, personal and professional backgrounds, race, gender and age. Although the committee does not have formal objective criteria for determining the amount of diversity needed on the Board of Directors, it is one of the factors the committee considers in its evaluation. In nominating candidates to fill vacancies created by the expiration of the term of a member of the Board of Directors, the committee determines whether the incumbent director is willing to stand for re-election. If so, the committee evaluates his or her performance in office to determine suitability for continued service, taking into consideration the value of continuity and familiarity with our business.

Director Resignation Policy

Our Bylaws require a candidate in an uncontested election for director to receive a majority of the votes cast in order to be elected as a director. Under this provision, each vote is specifically counted “for” or “against” the director’s election, unless a common stockholder abstains from voting with respect to the matter. Thus, a director nominee is required to receive more votes “for” than “against” to be elected. Pursuant to Maryland law, a director shall remain in office until his or her successor is duly elected and qualifies, even if the director has not received a vote sufficient for re-election. Thus, a company could have a “holdover” director. However, pursuant to our Board-approved director resignation policy, an incumbent director must tender his or her resignation to the Board of Directors if the director is nominated but not re-elected. The policy also requires the Compensation and Corporate Governance Committee to make a recommendation to the full Board of Directors on whether to accept or reject the resignation, and the full Board of Directors to make that determination. The Board of Directors will publicly disclose its decision within 90 days after receipt of the tendered resignation.

8    AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

BOARD AND GOVERNANCE MATTERS

Any director who tenders his or her resignation pursuant to this policy may not participate in the Compensation and Corporate Governance Committee recommendation or Board of Directors action regarding whether to accept the resignation offer. If each member of the Compensation and Corporate Governance Committee does not receive a vote sufficient for re-election, then the disinterested directors who did not fail to receive a sufficient vote shall appoint a committee amongst themselves to consider the resignation offers and recommend to the Board of Directors whether to accept them. If the only directors who did not fail to receive a sufficient vote for re-election constitute three or fewer directors, all directors (other than the director who tendered the resignation under review) may participate in the action regarding whether to accept the resignation offers.

Certain Transactions with Related Persons

Related Person Transaction Policies

We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with us, including our officers and directors, and any other person controlling or under common control with us (including American Capital), subject to certain exceptions.

Our Board of Directors has also adopted a policy regarding the approval of any “related person transaction,” which is any transaction or series of transactions in which we or any of our subsidiaries is or are to be a participant, the amount involved exceeds $120,000, and a “related person” (as defined under SEC rules) has a direct or indirect material interest. Under the policy, a related person would need to promptly disclose to our Secretary any related person transaction and all material facts about the transaction. Our Secretary would then assess and promptly communicate that information to the Compensation and Corporate Governance Committee of our Board of Directors. Based on its consideration of all of the relevant facts and circumstances, this committee will decide whether or not to approve such transaction and will generally approve only those transactions that do not create a conflict of interest. If we become aware of an existing related person transaction that has not been pre-approved under this policy, the transaction will be referred to this committee, which will evaluate all options available, including ratification, revision or termination of such transaction. Our policy requires any director who may be interested in a related person transaction to recuse himself or herself from any consideration of such related person transaction.

Our Code of Ethics, which was reviewed and approved by our Board of Directors and provided to all of our directors and officers, our Manager and the persons who provide services to us pursuant to the administrative services agreement, requires that all such persons avoid any situations or relationships that involve actual or potential conflicts of interest, or perceived conflicts of interest, between an individual’s personal interests and the interests of ACSF. Pursuant to our Code of Ethics, each of these persons must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to their supervisor or our Secretary. If a conflict is determined to exist, the person must disengage from the conflict situation or terminate his provision of services to us. Our chief executive officer, chief financial officer, principal accounting officer, chief investment officer and certain other persons who may be designated by our Board of Directors or its Audit and Compliance Committee, whom we collectively refer to as our financial executives, must consult with our Secretary with respect to any proposed actions or arrangements that are not clearly consistent with our Code of Ethics. In the event that a financial executive wishes to engage in a proposed action or arrangement that is not consistent with our Code of Ethics, the financial executive must obtain a waiver of the relevant provisions of our Code of Ethics in advance from our Audit and Compliance Committee. We intend to post amendments to or waivers from the Code of Ethics (to the extent applicable to our financial executives) on our web site www.ACSF.com.

Related Person Transactions

We have entered into a management agreement with our Manager with an initial term through January 15, 2016. The management agreement will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “Interested Persons,” as defined under the 1940 Act. The management agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by our Manager. The management agreement may also be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by (i) holders of a majority of our outstanding voting securities, (ii) our Board of Directors or (iii) our Manager. As of the date of this proxy statement, no such termination notice has been given.

AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement    9

BOARD AND GOVERNANCE MATTERS

We pay our Manager a base management fee payable quarterly in arrears. The management fee is calculated at an annual rate of 0.8% of our total assets, excluding cash and cash equivalents and net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter. There is no incentive compensation paid to our Manager under the management agreement.

We have also agreed to reimburse our Manager and its affiliates for certain expenses related to operations incurred on our behalf, excluding employment-related expenses of our and our Manager’s officers and any employees of American Capital or its affiliates who provide services to us pursuant to the management agreement or to our Manager pursuant to the administrative services agreement described below. For the 24 months after the date of our IPO, our Manager has agreed to be responsible for certain of our operating expenses in excess of 0.75% of our consolidated net assets, less net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter. Operating expenses subject to this reimbursement include both (i) our operating expenses reimbursed to our Manager and its affiliates for the expenses related to our operations incurred on our behalf, and (ii) our operating expenses directly incurred by us excluding the management fee, interest costs, taxes, and accrued costs and fees related to actual, pending, or threatened litigation, each as determined under GAAP for the most recently completed fiscal quarter. As a result of this operating expense limit, any reimbursements to our Manager and its affiliates could be reduced or eliminated, and in certain instances, our Manager could be required to reimburse us so that our other expenses do not exceed the limit described above. Subsequent to the first full 24 months after the date of our IPO, there are no limits on the reimbursement to our Manager or its affiliates of such expenses related to our operations.

We rely on our Manager to administer our business activities and day-to-day operations, subject to the supervision and oversight of our Board of Directors. Because neither we nor our Manager have any employees or separate facilities, our Manager has entered into an administrative services agreement with American Capital and the parent company of our Manager, pursuant to which our Manager has access to their employees, infrastructure, business relationships, management expertise, information technologies and capital raising capabilities, legal and compliance functions and accounting, treasury and investor relations capabilities, which allow our Manager to fulfill all of its responsibilities under the management agreement. However, we are not a party to, or a third party beneficiary under the administrative services agreement. In addition, neither the administrative services agreement nor the management agreement requires our Manager, the parent company of our Manager or American Capital to dedicate specific personnel to our operations nor requires any specific personnel of the parent company of our Manager or American Capital to dedicate a specific amount of time to our business. All of our officers are also officers of our Manager, the parent company of our Manager and/or American Capital.

Our wholly-owned consolidated special purpose financing vehicle, ACSF Funding I, LLC, has entered into an investment advisory agreement with our Manager to manage its assets. No additional compensation is payable to our Manager under such agreement.

On October 15, 2013, we entered into a $200 million revolving credit facility (the “ACAM Facility”) provided by American Capital Asset Management, LLC, the indirect parent company of our Manager and our sole stockholder prior to our IPO. Under the ACAM Facility, we were able to draw up to $180 million under Loan A and up to $20 million under Loan B at any one time. Any amounts drawn on Loan A bore interest at a fixed rate of 4.75% per annum, and any amounts drawn on Loan B bore interest at a fixed rate of 7.25% per annum. Upon the closing of our IPO in January 2014, we repaid the ACAM Facility in full in the amount of $194.7 million, plus accrued interest in the amount of $1.5 million, and terminated the ACAM Facility.

We have not entered into any other transactions in which any other director or officer or stockholder of ours or our Manager has any material interest.

Compensation and Corporate Governance Committee Interlocks and Insider Participation

No member of the Compensation and Corporate Governance Committee during fiscal year 2014 served as an officer, former officer or employee of ours or had a relationship disclosable under “Board and Governance Matters—Certain Transactions with Related Persons.” Further, during 2014, none of our executive officers served as:

•

a member of the compensation committee (or equivalent) of any other entity, one of whose executive officers served as one of our directors or was an immediate family member of a director, or served on our Compensation and Corporate Governance Committee; or

•	a director of any other entity, one of whose executive officers or their immediate family member served on our Compensation and Corporate Governance Committee.

10    AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to our Charter and Bylaws, common stockholders elect each of the members of the Board of Directors annually. The term of each director will expire at the Annual Meeting. Each director has been nominated by the Compensation and Corporate Governance Committee of the Board of Directors, in accordance with our Bylaws, to stand for re-election at the Annual Meeting and to serve as a director until our annual meeting to be held in 2016 and until his or her successor is duly elected and qualified. It is expected that each of the nominees will be able to serve, but if any such nominee is unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees. A common stockholder using the enclosed form of proxy can vote for or against any or all of the nominees or may abstain from voting for any or all of the nominees.

We believe that all of our directors, each of whom is a nominee for re-election, possess the personal and professional qualifications necessary to serve as a member of our Board of Directors. Our directors have been evaluated by the Compensation and Corporate Governance Committee pursuant to the guidelines described above under “Board and Governance Matters—Board Membership Criteria” and the determination was made that each of them fulfills and exceeds the qualities that we look for in members of our Board of Directors. Messrs. Wilkus and Lundine are affiliates of our Manager. Other than Messrs. Wilkus and Lundine, each of the nominees is independent as defined in the NASDAQ rules and is not an “Interested Person,” as defined in the 1940 Act.

The information set forth below is as of March 23, 2015, with respect to each of our directors, each a nominee for election at the Annual Meeting. The business address of each nominee is c/o American Capital Senior Floating, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814. We have highlighted specific attributes for each Board member below.

Director Nominee Biographies and Qualifications

Malon Wilkus, 63
Director Since: 2013 Board Committees: •None

Professional Experience:

Mr. Wilkus has served as our Chair and Chief Executive Officer and as the Chief Executive Officer of our Manager since our incorporation in February 2013. Mr. Wilkus has also served as the Chief Executive Officer of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd., ACAS CLO 2013-2, Ltd., ACAS CLO 2014-1, Ltd. and ACAS CLO 2014-2, Ltd., which also invest in first lien and second lien floating rate loans principally to large-market U.S.-based companies (“Senior Floating Rate Loans”), since July 2013. In addition, Mr. Wilkus is Chief Executive Officer of ACSF Funding I, LLC, ACAS Funding I, LLC and ACAS Funding II, LLC, which invest in Senior Floating Rate Loans. Mr. Wilkus founded American Capital, Ltd. (NASDAQ:ACAS), the indirect owner of our Manager, in 1986 and has served as its Chief Executive Officer and Chairman of the Board of Directors since that time, except for the period from 1997 to 1998 during which he served as Chief Executive Officer and Vice Chairman of the Board of Directors. He also served as President of American Capital from 2001 to 2008 and from 1986 to 1999. Mr. Wilkus has been the Chairman of European Capital Limited, a European private equity and mezzanine fund, since its formation in 2005. In addition, Mr. Wilkus is the Chief Executive Officer and President of American Capital Asset Management, LLC, the asset fund management portfolio company of American Capital and the owner of the parent company of our Manager. He has also served on the board of directors of over a dozen middle-market companies in various industries. Mr. Wilkus is also the Chair and Chief Executive Officer of each of American Capital Agency Corp. (NASDAQ: AGNC) and American Capital Mortgage Investment Corp. (NASDAQ: MTGE).

Director Qualifications:

Mr. Wilkus’ extensive board and senior executive experience investing in and managing private and public investment vehicles, and his financial expertise and deep knowledge of our business as our Chief Executive Officer strengthen our Board’s collective qualifications, skills, experience and viewpoints.

AMERICAN CAPITAL SENIOR FLOATING, LTD.  – Proxy Statement    11

PROPOSAL 1: ELECTION OF DIRECTORS

Stan Lundine, 76

Professional Experience:

Mr. Lundine is a former U.S. Congressman and retired attorney and hospital executive. From 1995 to 2008, he served as Of Counsel to the law firm of Sotir and Goldman and as Executive Director of the Chautauqua County Health Network, a consortium of four hospitals. He was also President of the Chautauqua Integrated Delivery System, Inc., a for-profit physician/hospital organization. From 1987 to 1994, Mr. Lundine served as Lieutenant Governor of New York and chairman of several boards and councils. From 1976 until 1987, Mr. Lundine was a Member of Congress serving on the Banking Committee and the Committee on Science and Technology. From 1970 until his election to Congress, Mr. Lundine was Mayor of Jamestown, NY and an executive or board member of various governmental entities and institutions. Mr. Lundine currently serves on the board of directors of American Capital, Ltd. (NASDAQ: ACAS) and has served on the boards of numerous other private and non-profit companies.

Director Since: 2014 Board Committees: • None

Director Qualifications:

Mr. Lundine’s extensive legal, board and government service and his experience with corporate governance and executive compensation matters strengthen our Board’s collective qualifications, skills, experience and viewpoints.

Phyllis R. Caldwell, 55

Professional Experience:

Ms. Caldwell is a finance and economic development advisor and former commercial bank executive. Ms. Caldwell was also a senior official at the U.S. Department of the Treasury, responsible for oversight of the U.S. housing market stabilization, economic recovery and foreclosure prevention initiatives established through the Troubled Asset Relief Program, from 2009 to 2011. From 2007 to 2009, Ms. Caldwell was the President of the Washington Area Women’s Foundation. Ms. Caldwell retired from Bank of America in 2007, after working for twenty years in various leadership positions in real estate and affordable housing finance. During her tenure at Bank of America, Ms. Caldwell also managed the bank’s investments in community banks, loan funds and small business venture funds. Ms. Caldwell also serves on the board of directors of Ocwen Financial Corporation (NYSE: OCN) and has served on the boards of numerous non-profit organizations engaged in housing and community development finance.

Director Since: 2014 Board Committees: • Audit and Compliance • Compensation and Corporate Governance (Chair)

Director Qualifications: Ms. Caldwell’s extensive experience in banking and finance strengthen our Board’s collective qualifications, skills, experience and viewpoints.

12    AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Gil Crawford, 57

Director Since: 2014 Board Committees: • Audit and Compliance • Compensation and Corporate Governance

Professional Experience:

Mr. Crawford has over 25 years’ experience working with microfinance institutions across the globe on various capital markets transactions. Since forming MicroVest Capital Management, LLC in 2003, Mr. Crawford has served as its Chief Executive Officer, responsible for leading MicroVest’s investment operations and strategy. From 2000 to 2002, Mr. Crawford was a Senior Investment Officer in the Latin American Financial Markets Division of the International Finance Corporation, where he focused on making investments in microfinance institutions in the region. From 1991 to 2000, Mr. Crawford was the founder and Executive Director of Seed Capital Development Fund, Ltd., a U.S. based non-profit firm involved in capitalizing microfinance institutions primarily in Latin America, Asia and Africa. Mr. Crawford has also served on the boards of various microfinance institutions and non-profits.

Director Qualifications: Mr. Crawford’s extensive finance and capital markets experience strengthen our Board’s collective qualifications, skills, experience and viewpoints.

Larry K. Harvey, 50

Director Since: 2014 Board Committees: • Audit and Compliance (Chair) • Compensation and Corporate Governance

Professional Experience:

Mr. Harvey served as Executive Vice President and Chief Financial Officer of Host Hotels & Resorts, Inc. (NYSE: HST) (“Host”) from 2007 to 2013 and served as its Treasurer from 2007 to 2010. From 2006 to 2007, Mr. Harvey served as Senior Vice President, Chief Accounting Officer of Host and from 2003 to 2006, he served as Host’s Senior Vice President and Corporate Controller. Prior to rejoining Host in 2003, he served as Chief Financial Officer of Barceló Crestline Corporation, formerly Crestline Capital Corporation. Prior to that, Mr. Harvey was Host’s Vice President of Corporate Accounting, before the spin-off of Crestline in 1998. Mr. Harvey also serves on the board of directors of American Capital Agency Corp. (NASDAQ: AGNC) and American Capital Mortgage Investment Corp. (NASDAQ: MTGE). Our Board of Directors has determined that Mr. Harvey is an “audit committee financial expert” (as defined in Item 407 of Regulation S-K under the Securities Act).

Director Qualifications:

Mr. Harvey’s public company accounting, finance and risk management expertise, including his extensive experience as a senior executive responsible for the preparation of financial statements, strengthens our Board’s collective qualifications, skills, experience and viewpoints.

Conclusion and Recommendation; Vote Required

The election of directors nominated in Proposal 1 requires the affirmative vote of a majority of all of the votes cast by holders of our common stock at the Annual Meeting. The affirmative vote of a “majority” of the votes cast means that the number of votes cast “for” a director nominee must exceed the votes cast “against” that nominee. In the context of the election of five directors at the Annual Meeting, it will mean that each of the five candidates will be required to receive more votes “for” than “against” to be elected. Abstentions and broker non-votes will have no effect on the outcome of the proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

AMERICAN CAPITAL SENIOR FLOATING, LTD.  – Proxy Statement    13

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT

Ernst & Young LLP has served as our independent public accountant since our IPO and, at a meeting on March 6, 2015, the Audit and Compliance Committee approved the appointment of Ernst & Young LLP to audit our financial statements for 2015. This appointment is subject to ratification or rejection by our common stockholders. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

Independent Public Accountant’s Fees

Ernst & Young LLP performed various audit and other services for us during 2014 and for the period from our formation in February 2013 to December 31, 2013. Fees for professional services provided by Ernst & Young LLP in 2014 and the period from our formation to December 31, 2013 in each of the following categories are:

	2014	Date of Formation to December 31, 2013
Audit Fees	$160,000	$65,000
Audit-Related Fees	–	–
Tax Compliance and Consulting Fees	–	–
All Other Fees	–	–
Total Fees	$160,000	$65,000

“Audit Fees” relate to fees and expenses billed by Ernst & Young LLP for the annual audit, including the audit of our financial statements, review of our quarterly financial statements and for comfort letters and consents related to stock issuances.

Pre-Approval Policy

All services rendered by Ernst & Young LLP were permissible under applicable laws and regulations, and were pre-approved by the Audit and Compliance Committee for 2014 in accordance with its pre-approval policy. The Audit and Compliance Committee has established a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent public accountant. The policy requires the Audit and Compliance Committee to approve each audit or non-audit engagement or accounting project involving the independent public accountant, and the related fees, prior to commencement of the engagement or project to make certain that the provision of such services does not impair the firm’s independence. The committee may delegate its pre-approval authority to one or more of its members, and such member(s) are required to report any pre-approval decisions to the Audit and Compliance Committee at its next meeting. The Audit and Compliance Committee has delegated authority to its Chair to pre-approve the engagement and related fees of the independent public accountant for any additional audit or permissible non-audit services. In addition, pursuant to the policy, pre-approval is not required for additional non-audit services if such services result in a de minimus amount of less than 5% of the total annual fees paid by us to the independent public accountant during the fiscal year in which the non-audit services are provided, were not recognized by us at the time of engagement to be non-audit services and are reported to the Audit and Compliance Committee promptly thereafter and approved prior to the completion of the annual audit.

Conclusion and Recommendation; Vote Required

The affirmative vote of a majority of all of the votes cast by holders of our common stock at the Annual Meeting is required to ratify the appointment of our independent public accountant. Abstentions will have no effect on the outcome of the proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANT FOR 2015.

14    AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

The Board of Directors has appointed an Audit and Compliance Committee presently composed of three directors, Ms. Caldwell and Messrs. Crawford and Harvey. Each of the directors is independent as defined in the NASDAQ rules. The Board of Directors has determined that Mr. Harvey is an “audit committee financial expert” (as defined in Item 407 of Regulation S-K under the Securities Act).

The Audit and Compliance Committee’s responsibility is one of oversight as set forth in its charter, which is available in the Investor Relations section of our web site at www.ACSF.com. It is not the duty of the Audit and Compliance Committee to prepare our financial statements, to plan or conduct audits or to determine that our financial statements are complete and accurate and are in accordance with U.S. generally accepted accounting principles. Our management is responsible for preparing our financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present our financial position, results of operations, changes in net assets and cash flows in conformity with U.S. generally accepted accounting principles.

The Audit and Compliance Committee has reviewed and discussed our audited consolidated financial statements with management and with Ernst & Young LLP, our independent auditors for 2014.

The Audit and Compliance Committee has discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 16 (which superseded Auditing Standard No. 61, as amended), as adopted by the Public Company Accounting Oversight Board.

The Audit and Compliance Committee has received from Ernst & Young LLP the written statements required by Public Company Accounting Oversight Board Rule No. 3526, “Communications with Audit Committees Concerning Independence,” and has discussed Ernst & Young LLP’s independence with Ernst & Young LLP, and has considered the compatibility of non-audit services with the auditor’s independence.

Based on the review and discussions referred to above, the Audit and Compliance Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2014 be included in our Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the Securities and Exchange Commission.

The Audit and Compliance Committee has approved the appointment of Ernst & Young LLP to serve as our independent public accountants for the year ending December 31, 2015 and has directed that the appointment of Ernst & Young LLP be submitted to our stockholders for ratification.

By the Audit and Compliance Committee:

Larry K. Harvey, Chair

Phyllis R. Caldwell

Gil Crawford

Use of Report of the Audit and Compliance Committee

In accordance with and to the extent permitted by applicable law or regulation, the information contained in the foregoing Report of the Audit and Compliance Committee is not “soliciting material” and is not to be incorporated by reference into any future filing under the Securities Act or the Exchange Act.

AMERICAN CAPITAL SENIOR FLOATING, LTD.  – Proxy Statement    15

EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

Executive Officer Biographies

The Board of Directors generally elects officers annually following our annual meeting of stockholders to serve until the meeting of the Board following the next annual meeting. Set forth below is certain information about each executive officer as of March 23, 2015. The business address for Messrs. Wilkus, Erickson and Flax is c/o American Capital Senior Floating, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, and the address for Messrs. Pelletier, Cerullo and Dratch is c/o American Capital Senior Floating, Ltd., 505 Fifth Avenue, 26th Floor, New York, NY 10017.

MALON WILKUS, 63

Chair and Chief Executive Officer

Mr. Wilkus has served as our Chair and Chief Executive Officer since our incorporation in February 2013 and as Chief Executive Officer of our Manager since February 2013. Further information about Mr. Wilkus may be found under “Proposal 1: Election of Directors—Director Nominee Biographies and Qualifications” in this proxy statement.

MARK PELLETIER, 50

President and Chief Investment Officer

Mr. Pelletier has served as our President and Chief Investment Officer and President of our Manager since July 2013, and he previously served as a Senior Vice President of our Manager from February 2013 until July 2013. Mr. Pelletier has primary oversight for all of our investments and has over 25 years of investment experience. Mr. Pelletier is also the President of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd., ACAS CLO 2013-2, Ltd., ACAS CLO 2014-1, Ltd. and ACAS CLO 2014-2, Ltd., which also invest in Senior Floating Rate Loans. In addition, Mr. Pelletier is President of ACSF Funding I, LLC, ACAS Funding I, LLC and ACAS Funding II, LLC, which invest in Senior Floating Rate Loans. Mr. Pelletier served as a Senior Vice President and Managing Director of American Capital from 2005 through 2013. Prior to joining American Capital, Mr. Pelletier served as a senior portfolio manager and analyst for Flagship Capital Management, Inc. where he covered the commercial, industrial and technology sectors. Flagship Capital was part of the asset management arm of Bank of America, and focused on managing approximately $3 billion in Senior Floating Rate Loans across seven CLO portfolios. Mr. Pelletier was a founding member of Flagship Capital, which commenced operations during 2000.

JOHN R. ERICKSON, 55

Executive Vice President, Chief Financial Officer and Assistant Secretary

Mr. Erickson has served as our Executive Vice President, Chief Financial Officer and Assistant Secretary and as Executive Vice President and Treasurer of our Manager since February 2013. Mr. Erickson is also the Executive Vice President and Treasurer of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd., ACAS CLO 2013-2, Ltd., ACAS CLO 2014-1, Ltd. and ACAS CLO 2014-2, Ltd., which also invest in Senior Floating Rate Loans. In addition, Mr. Erickson is Executive Vice President and Treasurer of ACSF Funding I, LLC, ACAS Funding I, LLC and ACAS Funding II, LLC, which invest in Senior Floating Rate Loans. Mr. Erickson is Executive Vice President and Treasurer of American Capital Asset Management, LLC, the asset fund management portfolio company of American Capital. Mr. Erickson has also served as President, Structured Finance of American Capital since 2008 and as its Chief Financial Officer since 1998. Mr. Erickson is also a member of the board of directors, Executive Vice President and Chief Financial Officer of each of American Capital Agency Corp. (NASDAQ: AGNC) and American Capital Mortgage Investment Corp. (NASDAQ: MTGE).

SAMUEL A. FLAX, 58

Executive Vice President, Chief Compliance Officer and Secretary

Mr. Flax has served as our Executive Vice President and Secretary since February 2013 and as our Chief Compliance Officer since July 2013. He has also served as Executive Vice President, Chief Compliance Officer and Secretary of our Manager

16    AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

EXECUTIVE OFFICERS

since February 2013. Mr. Flax is the Executive Vice President, Chief Compliance Officer and Secretary of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd., ACAS CLO 2013-2, Ltd., ACAS CLO 2014-1, Ltd. and ACAS CLO 2014-2, Ltd., which also invest in Senior Floating Rate Loans. In addition, Mr. Flax is Executive Vice President and Secretary of ACSF Funding I, LLC, ACAS Funding I, LLC and ACAS Funding II, LLC, which invest in Senior Floating Rate Loans. Mr. Flax is Executive Vice President and Secretary of American Capital Asset Management, LLC, the asset fund management portfolio company of American Capital. Mr. Flax has also served as the Executive Vice President, General Counsel, Chief Compliance Officer and Secretary of American Capital since January 2005. Mr. Flax was a partner in the corporate and securities practice group of the Washington, D.C. law firm of Arnold & Porter LLP from 1990 to January 2005. At Arnold & Porter LLP, he represented American Capital in raising debt and equity capital, advised American Capital on corporate, securities and other legal matters and represented American Capital in many of its investment transactions. Mr. Flax is also a member of the board of directors, Executive Vice President and Secretary of each of American Capital Agency Corp. (NASDAQ: AGNC) and American Capital Mortgage Investment Corp. (NASDAQ: MTGE).

MICHAEL CERULLO, 48

Senior Vice President, Portfolio Manager and Head of Research

Mr. Cerullo has served as our Senior Vice President, Portfolio Manager and Head of Research and Senior Vice President of our Manager since July 2013. Mr. Cerullo has over 25 years of investment experience. Mr. Cerullo is also a Senior Vice President of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd., ACAS CLO 2013-2, Ltd., ACAS CLO 2014-1, Ltd. and ACAS CLO 2014-2, Ltd., which also invest in Senior Floating Rate Loans. In addition, Mr. Cerullo is Senior Vice President of ACSF Funding I, LLC, ACAS Funding I, LLC and ACAS Funding II, LLC, which invest in Senior Floating Rate Loans. Mr. Cerullo joined American Capital in December 2005 as a Vice President in the Leveraged Finance Group, became Vice President and Principal in July 2007 and served as Senior Vice President and Managing Director during 2013. Prior to joining American Capital, he was Senior Vice President and Credit Products Officer in Bank of America’s Commercial Bank, serving midsized commercial and industrial companies based in New Jersey. His prior experience also includes over nine years lending to companies in the media and entertainment industries, three years lending to middle market companies located in the upstate New York market, and two years in commercial loan workouts, all with predecessor institutions of Bank of America.

DANA DRATCH, 44

Senior Vice President, Portfolio Manager and Head of Trading

Mr. Dratch has served as our Senior Vice President, Portfolio Manager and Head of Trading since January 2014 and previously served as a Vice President from November 2013 until January 2014. Mr. Dratch has served as a Senior Vice President of our Manager since January 2014 and previously served as a Vice President of our Manager from July 2013 until January 2014. Mr. Dratch has 18 years of investment experience. Mr. Dratch is also a Senior Vice President of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd., ACAS CLO 2013-2, Ltd., ACAS CLO 2014-1, Ltd. and ACAS CLO 2014-2, Ltd., which also invest in Senior Floating Rate Loans. In addition, Mr. Dratch is Senior Vice President of ACSF Funding I, LLC, ACAS Funding I, LLC and ACAS Funding II, LLC, which invest in Senior Floating Rate Loans. Mr. Dratch joined American Capital in November 2005 as a Vice President in the Leveraged Finance Group and served as Vice President and Principal during 2013. Prior to joining American Capital, Mr. Dratch was employed at Merrill Lynch Capital (which was subsequently acquired by General Electric) underwriting leveraged transactions that were primarily sourced through the firm’s brokerage force. Prior to joining Merrill Lynch, he was employed at RBC Capital Markets’ Corporate Credit group covering a portfolio of large-cap borrowers. Prior to joining RBC, Mr. Dratch underwrote and monitored leveraged transactions in the Media and Healthcare divisions of FleetBoston Financial (which was subsequently acquired by Bank of America).

Executive Compensation

We did not pay any compensation to our executive officers, nor did we make any grants of plan-based awards of any kind to them, during 2014, and we have no plans to do so for 2015. None of our executive officers received any options or stock directly from us prior to December 31, 2014, and we have no plans to do so for 2015. We do not provide any of our executive

AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement    17

EXECUTIVE OFFICERS

officers with pension benefits or nonqualified deferred compensation plans. We do not have any employment agreements with any persons and are not obligated to make any payments to any of our executive officers upon termination of employment or a change in control of us.

Compensation Discussion and Analysis

We have not paid, and we do not intend to pay, any cash or equity compensation to any of our executive officers and we do not currently intend to adopt any policies with respect thereto. We have engaged American Capital ACSF Management, LLC as our Manager pursuant to the terms of a management agreement, dated January 15, 2014. See “Board and Governance Matters—Certain Transactions with Related Persons” for a description of the terms of the management agreement, including the management fees payable to our Manager thereunder and our reimbursement obligations to our Manager. Under our management agreement, our Manager has agreed to provide us with a management team, including a chief executive officer, chief financial officer and chief investment officer or similar positions.

Report of the Compensation and Corporate Governance Committee

Our Compensation and Corporate Governance Committee reviewed and discussed with our management the “Compensation Discussion and Analysis” contained in this proxy statement. Based on that review and discussions, our Compensation and Corporate Governance Committee recommends to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.

By the Compensation and Corporate Governance Committee:

Phyllis R. Caldwell, Chair

Gil Crawford

Larry K. Harvey

18    AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

OWNERSHIP OF COMPANY EQUITY SECURITIES

OWNERSHIP OF COMPANY EQUITY SECURITIES

Security Ownership of Management and Certain Beneficial Owners

On March 23, 2015, there were 10,000,100 shares of our common stock outstanding. The following table sets forth, as of March 23, 2015 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of our executive officers, our executive officers and directors as a group and each stockholder known to management to own beneficially more than 5% of the outstanding shares of our common stock. Unless otherwise indicated, we believe that the beneficial owners set forth in the table below have sole voting and investment power.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned	Dollar Range of Equity Securities Beneficially Owned by Directors(2)
Beneficial owners of more than 5%:
Morgan Stanley(3) Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	570,576	5.7%	N/A
Executive officers and directors:
Malon Wilkus	21,500	*	Over $100,000
Mark Pelletier	33,000	*	N/A
John R. Erickson	10,750	*	N/A
Samuel A. Flax	2,000	*	N/A
Michael Cerullo	6,750	*	N/A
Dana Dratch	5,000	*	N/A
Phyllis R. Caldwell	3,750	*	$50,001-$100,000
Gil Crawford	5,000	*	$50,001-$100,000
Larry K. Harvey	6,723	*	$50,001-$100,000
Stan Lundine	—	—	None
All executive officers and directors as a group (10 persons)	94,473	*	N/A

*	Less than one percent.

(1)

The address of each of the executive officers and directors listed above is c/o American Capital Senior Floating, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, except for Messrs. Pelletier, Cerullo and Dratch whose address is c/o American Capital Senior Floating, Ltd., 505 Fifth Avenue, 26th Floor, New York, NY 10017.

(2)	The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of our common stock as reported on The NASDAQ Global Select Market as of March 23, 2015, times the number of shares beneficially owned, in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(3)	This information is based on a Schedule 13G filed with the SEC on February 17, 2015 by Morgan Stanley (“Morgan Stanley”), as a parent holding company or control person, and Morgan Stanley Smith Barney LLC (“MS Smith Barney”), as a broker or dealer. Morgan Stanley is the beneficial owner of 570,576 shares and has the shared power to dispose of or direct the disposition of 565,076 of such shares, sole power to vote or direct the vote of 543,658 of such shares, and shared power to vote or direct the vote of 5,500 of such shares. MS Smith Barney is the beneficial owner of 561,703 shares and has the shared power to dispose of or direct the disposition of 556,203 of such shares, sole power to vote or direct the vote of 534,785 of such shares, and shared power to vote or direct the vote of 5,500 of such shares.

AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement    19

OWNERSHIP OF COMPANY EQUITY SECURITIES

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of our common stock report their ownership of such equity securities and any subsequent changes in that ownership to the SEC, The NASDAQ Global Select Market and to us. Based on a review of the written statements and copies of such reports furnished to us by our executive officers, directors and greater than 10% beneficial owners, we believe that during fiscal year 2014 all Section 16(a) filing requirements applicable to our executive officers, directors and beneficial owners of 10% or more of our common stock were timely satisfied, except for a Form 4 filed on November 20, 2014 reflecting the purchase of 500 shares of common stock by Mr. Crawford on November 7, 2014.

20    AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

QUESTIONS AND ANSWERS ABOUT STOCKHOLDER COMMUNICATIONS AND PROPOSALS

QUESTIONS AND ANSWERS

ABOUT STOCKHOLDER COMMUNICATIONS AND PROPOSALS

1.	WHO IS RESPONSIBLE FOR STOCKHOLDER COMMUNICATIONS?

The Board of Directors is of the view that management is primarily responsible for all communications on behalf of ACSF with stockholders and the public at large. Thus, in addition to our executive officers, our Manager provides us with an investor relations team who communicates with stockholders.

2.	HOW DO I COMMUNICATE WITH THE COMPANY’S BOARD OF DIRECTORS?

Stockholders who wish to communicate with our Board of Directors or with a particular director may send a letter to our Secretary at American Capital Senior Floating, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814. Any communication should clearly specify that it is intended to be made to the entire Board of Directors or to one or more particular director(s).

Under this process, our Secretary reviews all such correspondence and will forward to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board of Directors or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by ACSF that is addressed to members of the Board of Directors and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Chair of the Audit and Compliance Committee and handled in accordance with procedures approved by the Board of Directors with respect to such matters.

A copy of such procedures for the submission and handling of complaints or concerns regarding accounting, internal accounting controls or auditing matters is included in our Code of Ethics, which is published in the Investor Relations section of our web site at www.ACSF.com.

3.	HOW CAN A STOCKHOLDER NOMINATE A DIRECTOR OR SUBMIT A PROPOSAL FOR THE 2016 ANNUAL MEETING?

Stockholder proposals or nominees for the Board of Directors must be made in accordance with the procedures set forth in our Bylaws and described in the following question, and not the procedures set forth in the preceding paragraph.

4.	HOW CAN A STOCKHOLDER SUBMIT A PROPOSAL FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS?

Proposals received from common stockholders in accordance with Rule 14a-8 under the Exchange Act are given careful consideration by our Compensation and Corporate Governance Committee and our Board of Directors. If a common stockholder intends to present a proposal at the 2016 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, in order for such stockholder proposal to be included in our proxy statement for that meeting, the stockholder proposal must be received by our Secretary at American Capital Senior Floating, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814, on or before December 10, 2015.

If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, the proposal will be included in our proxy statement and proxy card relating to such meeting. Nothing in the response to this question shall be deemed to require us to include any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time.

In order for a proposal by a common stockholder submitted outside of Rule 14a-8, including any nominations for the Board of Directors made by common stockholders, to be considered at the 2016 annual meeting of stockholders, such proposal must be made by written notice (setting forth the information required by our current Bylaws) and received by our Secretary not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to April 8, 2016.

Such proposals should be submitted by certified mail, return receipt requested.

5.	HOW CAN I OBTAIN A COPY OF THE COMPANY’S 2014 ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS?

A copy of our 2014 Annual Report on Form 10-K containing audited financial statements was delivered or made available with this proxy statement. Additional copies of our 2014 Annual Report on Form 10-K (without exhibits, unless otherwise requested) are available in print, free of charge, to stockholders requesting a copy by writing to: American Capital Senior Floating, Ltd., Investor Relations, 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814, or by calling (301) 968-9310. You may review our filings with the SEC by visiting the SEC’s home page on the internet at http://www.sec.gov or by visiting the Investor Relations section of our web site at www.ACSF.com.

AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement    21

OTHER MATTERS

OTHER MATTERS

The Board of Directors does not intend to bring other matters before the Annual Meeting except items incidental to the conduct of the meeting. However, on all other matters properly brought before the meeting, or any adjournments or postponements thereof, by the Board of Directors or others, the persons named as proxies in the accompanying proxy card, or their substitutes, will vote in accordance with their discretion.

22    AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 20, 2015.

Vote by Internet • Go to www.investorvote.com/acsf • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website
Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.
1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain	+
	01 - Phyllis R. Caldwell	☐	☐	☐	02 - Gill Crawford	☐	☐	☐	03 - Larry K. Harvey	☐	☐	☐
	04 - Stan Lundine	☐	☐	☐	05 - Malon Wilkus	☐	☐	☐

	For	Against	Abstain
2. Ratification of appointment of Ernst & Young LLP as our independent public accountant for the year ending December 31, 2015.	☐	☐	☐

The proxies are authorized to vote in their discretion on any other matter that may properly come before said meeting or any adjournments or postponements thereof.

B	Non-Voting Items
Change of Address — Please print new address below.		Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted — PLEASE SIGN
HERE AND RETURN PROMPLTY.
Please sign exactly as your name appears on your stock certificate. If registered in the names of two or more persons, each person should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

021AZD

▼   IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM

PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — American Capital Senior Floating, Ltd.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE

2015 ANNUAL MEETING OF STOCKHOLDERS OF AMERICAN CAPITAL

SENIOR FLOATING, LTD. TO BE HELD ON MAY 20, 2015.

The undersigned hereby appoints Justin Cressall and Christina Houghton and each of them, as proxies, with full power of substitution, to vote all shares of common stock of the undersigned as shown below on this proxy at the Annual Meeting of Stockholders to be held at the company’s offices at 2 Bethesda Metro Center, 12th Floor, Bethesda, Maryland 20814, on Wednesday, May 20, 2015, at 9:00 a.m. Eastern Time, and any adjournments or postponements thereof.

This proxy is revocable and your shares of common stock will be voted in accordance with your instructions. If no choice is specified, this proxy will be voted FOR the election of all nominees for Director and FOR the other proposal listed on the reverse side.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE